EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 449-2237

MSA Safety Announces First Quarter 2025 Results

First Quarter 2025 Highlights
•Achieved quarterly net sales of $421 million, a 2% GAAP increase and 4% organic(a) increase year-over-year

•Generated GAAP operating income of $78 million, or 18.5% of sales, and adjusted operating income of $88 million, or 20.8% of sales

•Recorded GAAP net income of $60 million, or $1.51 per diluted share, and adjusted earnings of $66 million, or $1.68 per diluted share

•Returned capital to shareholders through $20 million of dividends and $10 million of share repurchases, invested $11 million for capital expenditures, and repaid $7 million of debt; closed an extended, upsized Revolving Credit Facility in April, which provides capacity of $1.3 billion

PITTSBURGH, April 29, 2025 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the first quarter of 2025.

"Our solid first quarter results demonstrate the team's continued dedication to executing our Accelerate strategy. Within our diversified portfolio, revenue growth was fueled by robust performance in detection and partnering with our customers to accelerate some shipments in consideration of tariffs," said Steve Blanco, MSA Safety President and CEO. "We saw healthy order growth across our product categories, indicating stable market conditions to start the year. While we expect the environment will become more dynamic moving forward, our team's steadfast commitment to our mission, customer-driven innovation, and the principles of the MSA Business System position us to create long-term value for our stakeholders."
(a) Definition of organic sales change provided on the bottom of page eight.

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Financial Highlights

	Three Months Ended March 31,
(In millions, except per share data and percentages)	2025	2024	% Change (a)
Net Sales	$421.3	$413.3	2%
GAAP
Operating income	77.8	80.1	(3)%
% of Net sales	18.5%	19.4%	(90) bps
Net income	59.6	58.1	3%
Diluted EPS	1.51	1.47	3%
Non-GAAP
Adjusted EBITDA	$101.5	$101.3	—%
% of Net sales	24.1%	24.5%	(40) bps
Adjusted operating income	87.5	88.0	(1)%
% of Net sales	20.8%	21.3%	(50) bps
Adjusted earnings	66.4	63.5	5%
Adjusted diluted EPS	1.68	1.61	4%
Free cash flow	51.0	39.7	29%
Free cash flow conversion	86%	68%
Americas Segment
Net sales	$293.2	$295.5	(1)%
GAAP operating income	76.5	84.2	(9)%
% of Net sales	26.1%	28.5%	(240) bps
Adjusted operating income	78.7	86.2	(9)%
% of Net sales	26.8%	29.2%	(240) bps
International Segment
Net sales	$128.2	$117.8	9%
GAAP operating income	17.3	11.1	56%
% of Net sales	13.5%	9.4%	410 bps
Adjusted operating income	18.7	13.5	39%
% of Net sales	14.6%	11.5%	310 bps
(a) Percentage change may not calculate exactly due to rounding.

"Our balance sheet remains strong, and we returned cash to shareholders as part of our balanced capital allocation strategy," commented Elyse Brody, MSA Safety Interim Chief Financial Officer. "We maintain our low-single-digit organic sales growth outlook for 2025, predicated on relative economic stability, while closely monitoring elevated macro risks including tariffs. We will stay close to our customers and remain agile as operating conditions evolve," Brody added.

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2025 Net Sales Outlook
The company maintained its low-single-digit full-year organic sales growth outlook for 2025, while acknowledging increased risk due to macroeconomic factors.
Conference Call
MSA Safety will host a conference call on Wednesday, April 30, 2025, at 10:00 a.m. Eastern time to discuss its first quarter 2025 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Income (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2025	2024

Net sales	$421,340	$413,302
Cost of products sold	227,945	217,771
Gross profit	193,395	195,531

Selling, general and administrative	93,965	94,150
Research and development	15,669	15,919
Restructuring charges	1,924	3,017
Currency exchange losses, net	4,076	2,333
Operating income	77,761	80,112

Interest expense	6,835	10,740
Other income, net	(7,023)	(6,235)
Total other (income) expense, net	(188)	4,505

Income before income taxes	77,949	75,607
Provision for income taxes	18,344	17,468
Net income	$59,605	$58,139

Earnings per share attributable to common shareholders:
Basic	$1.51	$1.48
Diluted	$1.51	$1.47

Basic shares outstanding	39,334	39,360
Diluted shares outstanding	39,501	39,556

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	March 31, 2025	December 31, 2024

Assets
Cash and cash equivalents	$170,617	$164,560
Trade receivables, net	294,423	279,213
Inventories	306,675	296,796
Other current assets	51,447	62,461
Total current assets	823,162	803,030

Property, plant and equipment, net	211,714	211,865
Prepaid pension cost	229,744	224,638
Goodwill	627,200	620,895
Intangible assets, net	243,800	246,437
Other noncurrent assets	100,265	98,919
Total assets	$2,235,885	$2,205,784

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$32,886	$26,391
Accounts payable	116,474	108,163
Other current liabilities	131,080	153,539
Total current liabilities	280,440	288,093

Long-term debt, net	469,171	481,622
Pensions and other employee benefits	136,854	134,251
Deferred tax liabilities	108,106	107,691
Other noncurrent liabilities	51,169	50,808
Total shareholders' equity	1,190,145	1,143,319
Total liabilities and shareholders' equity	$2,235,885	$2,205,784

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended March 31,
	2025	2024

Net income	$59,605	$58,139
Depreciation and amortization	16,251	15,559
Change in working capital and other operating	(14,023)	(22,812)
Cash flow from operating activities	61,833	50,886

Capital expenditures	(10,784)	(11,219)
Property disposals and other investing	18	—
Cash flow used in investing activities	(10,766)	(11,219)

Change in debt	(7,466)	(5,010)
Cash dividends paid	(20,033)	(18,490)
Company stock purchases under repurchase program	(9,996)	—
Other financing	(8,117)	(5,585)
Cash flow used in financing activities	(45,612)	(29,085)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	743	(8,676)

Increase in cash, cash equivalents and restricted cash	$6,198	$1,906

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MSA Safety Incorporated
Sales by Product Group (Unaudited)
(In thousands, except percentages)

Three Months Ended March 31, 2025	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Fire Service(a)	$150,616	36%	$105,907	36%	$44,709	35%
Detection(b)	161,070	38%	109,891	37%	51,179	40%
Industrial PPE and Other(c)	109,654	26%	77,362	27%	32,292	25%
Total	$421,340	100%	$293,160	100%	$128,180	100%

Three Months Ended March 31, 2024	Consolidated		Americas		International
	Dollars	Percent	Dollars	Percent	Dollars	Percent
Fire Service(a)	$163,694	40%	$122,252	41%	$41,442	35%
Detection(b)	139,216	34%	96,295	33%	42,921	36%
Industrial PPE and Other(c)	110,392	26%	76,992	26%	33,400	29%
Total	$413,302	100%	$295,539	100%	$117,763	100%
(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Organic sales change (Unaudited)

Consolidated

	Three Months Ended March 31, 2025
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	(8)%	16%	(1)%	2%
Plus: Currency translation effects	1%	1%	4%	2%
Organic sales change	(7)%	17%	3%	4%

Americas Segment

	Three Months Ended March 31, 2025
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	(13)%	14%	—%	(1)%
Plus: Currency translation effects	—%	2%	5%	2%
Organic sales change	(13)%	16%	5%	1%

International Segment

	Three Months Ended March 31, 2025
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	8%	19%	(3)%	9%
Plus: Currency translation effects	2%	2%	2%	2%
Organic sales change	10%	21%	(1)%	11%

(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic sales change is a useful metric for investors, as foreign currency translation, acquisitions and divestitures can have a material impact on sales change trends. Organic sales change highlights ongoing business performance excluding the impact of fluctuating foreign currencies, acquisitions and divestitures. There can be no assurances that MSA's definition of organic sales change is consistent with that of other companies. As such, management believes that it is appropriate to consider sales change determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted operating income (Unaudited)
Adjusted EBITDA (Unaudited)
(In thousands)

	Three months ended March 31,
	2025	2024

Adjusted EBITDA	$101,467	$101,254
Less:
Depreciation and amortization	13,965	13,245
Adjusted operating income	87,502	88,009
Less:
Restructuring charges	1,924	3,017
Currency exchange losses, net	4,076	2,333
Amortization of acquisition-related intangible assets	2,286	2,314
Transaction costs (a)	1,455	233
GAAP operating income	77,761	80,112
Less:
Interest expense	6,835	10,740
Other income, net	(7,023)	(6,235)
Income before income taxes	77,949	75,607
Provision for income taxes	18,344	17,468
Net income	$59,605	$58,139
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Adjusted operating income, adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are non-GAAP financial measures and operating ratios derived from non-GAAP measures. Adjusted operating income is defined as operating income excluding restructuring charges, currency exchange gains / losses, amortization of acquisition-related intangible assets, and transaction costs. Adjusted operating margin is defined as adjusted operating income divided by net sales to external customers. Adjusted EBITDA is defined as adjusted operating income plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by net sales to external customers. These metrics are consistent with how management evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income and net income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted diluted earnings per share (Unaudited)
(In thousands, except per share amounts and percentages)

	Three Months Ended March 31,
	2025	2024	% Change

Net income	$59,605	$58,139	3%

Restructuring charges	1,924	3,017
Currency exchange losses, net	4,076	2,333
Amortization of acquisition-related intangible assets	2,286	2,314
Asset related losses	8	51
Transaction costs (a)	1,455	233
Income tax expense on adjustments	(2,916)	(2,590)
Adjusted earnings	$66,438	$63,497	5%

Adjusted diluted earnings per share	$1.68	$1.61	4%

(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that adjusted earnings and adjusted diluted earnings per share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended March 31, 2025
Operating income	$386,826
Depreciation and amortization	55,879
Restructuring charges	5,304
Currency exchange losses, net	5,381
Amortization of acquisition-related intangible assets	9,146
Net cost for product related legal matter	5,000
Transaction costs (a)	2,108
Adjusted EBITDA	$469,644

Total end-of-period debt	502,057

Debt to adjusted EBITDA	1.1

Total end-of-period debt	$502,057
Total end-of-period cash and cash equivalents	170,617
Net debt	$331,440

Net debt to adjusted EBITDA	0.7
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred in connection with acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Income.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2024 revenues of $1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic sales change, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the financial tables section above.

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